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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                 March 26, 1999




                             UNITED MAGAZINE COMPANY
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                      Ohio
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


        0-2675                                    31-0681050
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  (COMMISSION FILE NUMBER)          (IRS EMPLOYER IDENTIFICATION NUMBER)


                        5131 Post Road, Dublin, OH 43017
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (614) 792-0777
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Item 2.  Disposition of Assets

         On March 26, 1999, United Magazine Company and its subsidiaries ("UNIMAG" or the "Company") signed an agreement with Chas. Levy Circulating Co., an Illinois general partnership, ("Levy") whereby UNIMAG will sell substantially all of its wholesale operating assets to Levy in return for cash and for the assumption by Levy of substantially all of the wholesale operating liabilities of UNIMAG (the "Transaction").

         The Transaction is subject to the approval of UNIMAG shareholders at the next annual meeting; however, a majority of the UNIMAG shareholders have indicated a commitment to vote in favor of the Transaction.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         At this time the required financial statements and exhibits have not been completed. The additional required financial statements and exhibits will be filed as an amemdment to this Form 8-K as soon as possible, but in no event later than 60 days after the date this Form 8-K is due.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 UNITED MAGAZINE COMPANY
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                                                       (Registrant)


Date:  April 11, 1999                       By:   /s/ John B. Calfee, Jr.
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                                                 John B. Calfee, Jr.
                                                 Chief Financial Officer


Date:  April 11, 1999                       By:
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                                                 John B. Calfee, Jr.
                                                 Chief Financial Officer